Ultra Series Fund
Supplement Dated August 24, 2016

This Supplement amends the Prospectus of the Ultra Series Fund (“USF”) Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund dated May 1, 2016, as supplemented May 20, 2016 and May 25, 2016 and the Statement of Additional Information of USF dated May 1, 2016, as supplemented May 25, 2016 and July 28, 2016.

Effective August 22, 2016, each USF Target Retirement Fund, namely, the Madison Target Retirement 2020 Fund, the Madison Target Retirement 2030 Fund, the Madison Target Retirement 2040 Fund and the Madison Target Retirement 2050 Fund (collectively, the “USF Target Retirement Funds”) will invest substantially all of its assets in a corresponding newly-created series of Goldman Sachs Trust II, the Goldman Sachs Target Date 2020 Portfolio, the Goldman Sachs Target Date 2030 Portfolio, the Goldman Sachs Target Date 2040 Portfolio, and the Goldman Sachs Target Date 2050 Portfolio, respectively (collectively, the “GS Target Date Portfolios”). By investing in the corresponding GS Target Date Portfolio, each USF Target Retirement Fund will seek its investment objective through its investment in the corresponding GS Target Date Portfolio rather than through direct investments in individual securities. Each GS Target Date Portfolio will, in turn, invest in securities, in accordance with its investment objective and principal investment strategies. Madison Asset Management, LLC (“Madison”) is the investment adviser of the USF Target Retirement Funds and the sub-adviser of the GS Target Date Portfolios.

Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund and Madison Target Retirement 2050 Fund*

Fund Summary

On each fund summary page, the “Fees and Expenses” and “Example” charts are deleted and replaced with the following:

Shareholder Fees: (fees paid directly from your investment)	Class I
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (as a percentage of amount redeemed)	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class I
Management Fees[1]	None
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses[1]	None
Acquired Fund Fees and Expenses[2,3,4]	0.54%
Total Annual Fund Operating Expenses[4]	0.54%
1In order to avoid charging duplicate fees to the USF Target Retirement Fund, for as long as the USF Target Retirement Fund invests substantially all of its assets in the corresponding GS Target Date Portfolio, series of Goldman Sachs Trust II, sub-advised by Madison, no management or services fees will be paid by the USF Target Date Fund.
2 Fees and expenses incurred indirectly by each USF Target Retirement Fund as a result of investing in Class R6 shares of the GS Target Date Portfolio, a series of Goldman Sachs Trust II, and the underlying funds in which the GS Target Date Portfolio invests.
3 The acquired fund fees and expenses have been estimated to reflect the fees and expenses expected to be incurred during the current fiscal year.
4 Goldman Sachs Asset Management, L.P. (“GSAM”), the Investment Adviser of the GS Target Date Portfolio, has agreed to limit its fees and expenses (excluding acquired (underlying) fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.30% of each GS Target Date Portfolio average daily net assets. These arrangements will remain in effect through at least August 22, 2018, and prior to such date, GSAM may not terminate the arrangements without the approval of the Board of Trustees of the GS Target Date Portfolio.
*The table does not reflect separate account expenses, including fees or charges paid under your variable contract or retirement plan.

Example:

	1 Year	3 Years	5 Years	10 Years
Class I	$55	$184	$336	$779

Principal Investment Strategies

On each fund summary page, under the heading “Principal Investment Strategies,” the following updates are made:

•
All references to the Madison Target Retirement 2020, 2030, 2040, 2050 Funds, series of the Madison Funds Trust, are hereby replaced with references to the Goldman Sachs Target Date 2020, 2030, 2040 and 2050 Portfolios, series of Goldman Sachs Trust II, respectively.

•	All references to “Madison Fund” are hereby replaced with “GS Portfolio”.

•	All references to Madison as the investment adviser of each Madison Fund are deleted and replaced with GSAM, as the investment adviser of the GS Portfolios, sub-advised by Madison.

•	All references to affiliated underlying funds of Madison are deleted.

•	All references to Madison’s “Participate and Protect®” investment philosophy are deleted.

•	The chart illustrating the fund’s asset allocation over time is deleted and replaced with the following:

Investment Advisory Agreement, page 21 of the Prospectus

The second paragraph, under the heading “Investment Advisory Agreement,” is deleted and replaced with the following:

In order to avoid duplication of fees, for as long as each USF Target Retirement Fund invests substantially all of its assets in the corresponding Goldman Sachs Target Date Portfolio, sub-advised by Madison, no management fee will be paid by the USF Target Retirement Fund. Information about the Goldman Sachs Target Date Portfolios is contained in a separate prospectus and statement of additional information available at www.gsam.com.

Services Agreement, page 21 of the Prospectus

The second paragraph, under the heading “Services Agreement,” is deleted and replaced with the following:

In order to avoid duplications of fees, for as long as each USF Target Retirement Fund invests substantially all of its assets in the corresponding Goldman Sachs Target Date Portfolio, sub-advised by Madison, no services fee will be paid by the USF Target Retirement Fund. Information about the Goldman Sachs Target Date Portfolios is contained in a separate prospectus and statement of additional information available at www.gsam.com.

Please keep this Supplement with your records.